Exhibit 99.1

SenesTech Releases 2016 Financial Results

FLAGSTAFF, AZ, March 30, 2017 – SenesTech, Inc. (NASDAQ: SNES), a developer of proprietary technologies for managing animal pest populations through fertility control, today released its financial results for the year ended December 31, 2016.

The Company will hold a conference call today at 5:00 pm ET (2:00 pm PT time) to discuss these results and expectations for the coming year.

Recent highlights and key milestones:

•	EPA approved SenesTech’s innovative fertility-based rodent population control product, ContraPest, in August 2016;

•	Successfully completed initial public offering (IPO) on December 8, 2016 with listing on the Nasdaq Capital Market;

•	Launched initial sales of ContraPest in December 2016 in Washington and Louisiana;

•	Announced the appointment of key personnel to expand regulatory approvals internationally and expand research and development activities for next generation products;
•	Commenced direct commercialization efforts for ContraPest in January 2017 following termination of North American manufacturing and marketing agreement, opening opportunity for more favorable economics on ContraPest sales for SenesTech;
•	Initiated plans to double commercial manufacturing capabilities to meet demand in 2017;

•	To date, received state registration approval from 44 states and the District of Columbia.

Management Discussion

“SenesTech has developed a revolutionary product to address rodent pest populations in the United States and around the world,” said Dr. Loretta P. Mayer, Chair, CEO and co-founder of SenesTech. “Rodents destroy food reserves, damage infrastructure, and act as vectors of disease. Reports indicate rodent activity causes a loss to more than 20% to the world’s food supply, causes nearly $27 billion in damage to infrastructure in the U.S., and is responsible for more than 200 million deaths through the transmission of disease, having twice knocked out Europe. Current methods of rodent management have threatened other species and polluted our environment significantly. This is a centuries old problem that has never successfully been addressed because they never get to the root cause, which is rodent reproduction. ContraPest targets the problem.”

“Clearly 2016 has been an incredible year for SenesTech. The realization of commitments made to our investors of receiving ContraPest approval, funding the commercial launch of the product, and commencement of sales have all occurred. 2017 will also be an important year, as we put in place the structures needed to further ramp commercialization efforts of ContraPest. We will be working with our early adopters to develop models for integrated pest management in different environments. For example, we will be building on our work in New York City, protein production facilities and island ecologies to develop effective, safe and sustainable rodent population management,” concluded Dr. Mayer.

Financial Results

For the year ended December 31, 2016, SenesTech recorded revenues of $0.3 million, representing a slight increase in other revenues. As previously discussed, SenesTech received EPA approval in August 2016, with state approvals in the following months to sell its lead product, ContraPest. Sales are expected to ramp in late 2017 as sales and marketing activities surrounding ContraPest occur.

Operating expenses during 2016 were $10.8 million, compared with $15.9 million in 2015, a decrease largely attributable to higher stock-based compensation in 2015 relative to 2016, partially offset by the contract concellation settlement with our former licensee. The Company anticipates decreases in its research and development expenses to occur in 2017, with increases to its sales and marketing activities as the Company supports the launch of ContraPest.

Net loss for the year was $10.9 million, or $1.71 per share, a decrease from $18.2 million or $4.71 per share, driven largely by decreased stock-based compensation partially offset by the contract cancellation settlement with our former U.S. licensee.

Adjusted EBITDA, defined as earnings before interest, taxes, depreciation and amortization, and adjusted to remove the effects of equity based compensation and unusual, one time events, was a loss of $6.0 million for the year, an increase from $4.9 million in 2015 due to salary and consulting expenses related to the Company’s efforts towards preparing to go public, and the initiation of a project to develop a biosynthetic version of triptolide, an active ingredient in our product, ContraPest.

The Company ended the year with $11.8 million in cash and cash equivalents. The Company believes it maintains sufficient capital to successfully launch ContraPest in North America.

A complete annual financial report on Form 10-K is expected to be filed tomorrow.

Conference Call Information

The Company has scheduled a conference call later today, at 5:00 pm ET, to review these results. Interested parties can access the conference call by dialing (800) 860-2442 or (412) 858-4600 or can listen via a live Internet webcast, which is available in the Investor Relations section of the Company's website at http://senestech.investorroom.com/.

A teleconference replay of the call will be available for three days at (877) 344-7529 or (412) 317-0088, confirmation # 10103800. A webcast replay will be available in the Investor Relations section of the Company's website at http://senestech.investorroom.com/ for 30 days.

Use of Non-GAAP Measure

Adjusted EBITDA is presented herein and is a non-GAAP measure. However, this measure is not intended to be a substitute for those reported in accordance with GAAP. Adjusted EBITDA has been included because management believes that, when considered together with the GAAP figures, it provides meaningful information related to our operating performance and liquidity and can enhance an overall understanding of financial results and trends. See our attached financials for a reconciliation of this non-GAAP measure to the nearest GAAP measure.

About SenesTech

SenesTech has developed an innovative technology for managing animal pest populations through fertility control as opposed to a lethal approach.

The Company's first fertility control product, ContraPest®, is marketed for use initially in controlling rat infestations. ContraPest's novel technology and approach targets the reproductive capabilities of both sexes, inducing egg loss in female rodents and impairing sperm development in males. Using proprietary bait stations, ContraPest is dispensed in a highly palatable liquid formulation that promotes sustained consumption by rodent communities. ContraPest is designed, formulated and dispensed to be safe for handlers and non-target species such as wildlife, livestock and pets, in a biodegradable product. In contrast, the historical approach to managing rodent pest populations, rodenticides, carries a high risk of environmental contamination and the poisoning of non-target animals, pets and children.

We believe our non-lethal approach, targeting reproduction, is more humane, less harmful to the environment, and more effective in providing a sustainable solution to pest infestations than traditional lethal pest management methods. There is currently no other non-lethal fertility control product approved by the Food and Drug Administration (FDA), or the Environmental Protection Agency (EPA), for the management of rodent populations.  We believe ContraPest® will establish a new paradigm in rodent control, resulting in improved performance in rodent control over rodenticides, without the negative environmental effects of rodenticides.  For more information visit the SenesTech website at www.senestech.com.

Safe Harbor Statement
This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." Examples of forward-looking statements include, among others: statements we make regarding expected operating results in future periods, such as anticipated revenue, gross margins, sales, profitability, cash and investments; and strategies and expectations for product commercialization and manufacturing, regulatory approvals, sales growth, new products and market position. Forward-looking statements are neither historical facts nor assurances about future performance. Instead, they are based on current beliefs, expectations and assumptions about the future of our business and other future conditions. You are cautioned that such statements are subject to a multitude of risks, uncertainties and changes in circumstances that are difficult to predict and many of which are outside of our control, and that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors and other risks identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise.

CONTACT:

Investor: Robert Blum, Joe Dorame, Joe Diaz, Lytham Partners, LLC, 602-889-9700, senestech@lythampartners.com

Company: Tom Chesterman, Chief Financial Officer, SenesTech, Inc, 928-779-4143

SENESTECH, INC.
BALANCE SHEETS
(In thousands, except shares and per share data)

	December 31,	December 31,
	2016	2015
ASSETS

Current assets:
Cash	$11,826	$141
Accounts receivable	10	13
Prepaid expenses	337	36
Inventory	57	-
Total current assets	12,230	190

Property and equipment, net	631	613
Deferred offering costs	9	6
Security deposits	-	132
Total assets	$12,870	$941

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Short-term debt	$45	$27
Accounts payable	351	544
Accrued contract cancellation settlement	1,000	-
Accrued expenses	371	758
Notes payable, related parties	30	462
Convertible notes payable, related parties	-	200
Deferred revenue	-	221
Total current liabilities	1,797	2,212

Notes payable, related parties	6	34
Long-term debt, net	138	450
Common stock warrant liability	69	63
Deferred rent	33	28
Deferred compensation obligations	-	2,000
Total liabilities	2,043	4,787

Commitments and contingencies (See note 15)	-	-
Series A convertible preferred stock, $0.001 par value, authorized 2,000,000 shares; 400,000 shares issued and outstanding at December 31, 2015;
liquidation preference of $2.017 at December 31, 2015	-	4,380
Series B convertible preferred stock, $0.001 par value, authorized 7,515,000
shares; 399,512 shares issued and outstanding at December 31, 2015	-	3,096

Stockholders' equity (deficit):
Common stock, $0.001 par value, 100,000,000 shares authorized, 10,157,292 and
4,108,766 shares issued and outstanding at December 31, 2016 and 2015, respectively	10	4
Additional paid-in capital	72,069	39,000
Accumulated other comprehensive income, series A convertible preferred stock dividend	-	17
Stock subscribed but not issued	59	14
Accumulated deficit	(61,311)	(50,357)
Total stockholders' equity (deficit)	10,827	(11,322)

Total liabilities and stockholders' equity (deficit)	$12,870	$941

The accompanying notes are an integral part of these financial statements.

SENESTECH, INC.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except shares and per share data)

	For the Years
	Ended December 31,
	2016	2015

Revenue:
License revenue	$186	$186
Other revenue	132	55
Total revenue	318	241

Operating expenses:
Research and development	2,705	7,221
General and administrative	8,129	8,665
Total operating expenses	10,834	15,886

Net operating loss	(10,516)	(15,645)

Other income (expense):
Interest expense	(32)	(418)
Interest expense, related parties	(55)	(437)
(Loss) gain on extinguishment of notes and convertible notes, related parties	(161)	569
Loss on extinguishment of NAU promissory note	-	(1,530)
Loss on extinguishment of secured promissory note	-	(34)
Other income (expense)	(31)	(678)
Total other income (expense)	(279)	(2,528)

Net loss	(10,795)	(18,173)

Series A convertible preferred stock dividends	(159)	(17)

Net loss and comprehensive loss	$(10,954)	$(18,190)

Weighted average common shares outstanding - basic and fully diluted	6,417,936	3,852,349

Net loss per common share - basic and fully diluted	$(1.71)	$(4.71)

The accompanying notes are an integral part of these financial statements.

SENESTECH, INC.
STATEMENTS OF CASH FLOWS
(In thousands)

	For the Years
	Ended December 31,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(10,795)	$(18,173)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	196	182
Stock-based compensation	2,689	11,262
Shares of common stock issued for services, net of forfeitures	678	(10)
Common stock warrant issued as compensation	-	53
Non-cash interest expense from convertible notes and notes payable	-	519
Amortization of debt discount	27	177
Change in fair value of convertible notes payable, related parties	-	671
Loss on remeasurement of common stock warrant liability	6	10
Loss (gain) on extinguishment of secured convertible promissory note, related parties	-	(569)
(Gain) loss on extinguishment of debts, net	161	1,564
(Increase) decrease in current assets:
Accounts receivable	3	18
Prepaid expenses	(301)	(3)
Inventory	(57)	-
Deposits	(3)	3
Increase (decrease) in current liabilities:
Accounts payable	(193)	393
Accrued expenses	1,109	388
Deferred rent	5	-
Deferred revenues	(221)	(151)
Net cash used in operating activities	(6,696)	(3,666)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(57)	(130)
Net cash used in investing activities	(57)	(130)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividend payments on preferred stock	(176)	-
Proceeds from the issuance of series B convertible preferred stock	896	155
Proceeds from the issuance of common stock	18,832	-
Proceeds from the issuance of convertible notes payable, related parties	310	1,915
Repayments of convertible notes payable, related parties	(310)	-
Proceeds from the issuance of convertible notes payable	16	-
Repayments of convertible notes payable	(500)	-
Proceeds from notes payable, related parties	-	222
Repayments of notes payable, related parties	(1,101)	(71)
Proceeds from notes payable	-	1,000
Repayments of notes payable	(29)	(13)
Repayments of capital lease obligations	(21)	(16)
Payment of deferred offering costs	-	(132)
Proceeds from exercise of stock options and warrants	521	56
Net cash provided by financing activities	18,438	3,116

NET CHANGE IN CASH	11,685	(680)
CASH AT BEGINNING OF PERIOD	141	821
CASH AT END OF PERIOD	$11,826	$141

SUPPLEMENTAL INFORMATION:
Interest paid	$393	$16
Income taxes paid	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Issuance of series A convertible preferred stock and common stock warrant in connection with cancellation of debt	$-	$4,380
Issuance of series B convertible preferred stock in connection with conversion of convertible notes and notes payable	$-	$2,941
Issuance of shares of common stock upon conversion of convertible notes payable	$8,387	$610
Issuance of capital lease obligations for purchase of equipment	$157	$30
Debt discount on convertible notes	$9	$229
Issuance of warrants with notes payable	$-	$97
Original issue discount	$147	$-
Contributed capital, debt forgiveness by related parties	$2,003	$-
Related party convertible note extinguished for settlement payable	$404	$-

The accompanying notes are an integral part of these financial statements.

SenesTech Inc.

Itemized Reconciliation Between Net Loss and Non-GAAP Adjusted EBITDA

For the Year Ended December 31, 2016

(Unaudited)

	For the Years
	Ended December 31,
	2016	2015
Net Loss (As Reported, GAAP)	(10,795)	(18,173)

Non-GAAP Adjustments (in thousands):
Interest and dividends	246	872
Stock-based compensation	3,369	11,262
Contract cancellation settlement	1,000	-
Amortization and accretion:
Change in fair value of derivative	6	63
Amortization of debt discount and deferred financing costs	27	216
Change in fair value of convertible notes	-	671
Depreciation expense	196	182
Total of non-GAAP adjustments	4,844	13,266

Adjusted EBITDA Loss (Non-GAAP)	(5,951)	(4,907)